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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2002

VCampus Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-21421 (Commission file Number)	54-1290319 (IRS Employer ID Number)
1850 Centennial Park Drive, Suite 200, Reston, VA 20191
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (703) 893-7800

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events.

        On December 19, 2002, VCampus Corporation issued the press release attached hereto as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VCAMPUS CORPORATION
Date: December 19, 2002	/s/ CHRISTOPHER L. NELSON Christopher L. Nelson Chief Financial Officer

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  Item 5. Other Events.
SIGNATURES